As filed with the Securities and Exchange Commission on July 27, 2012

1933 Act: Registration No. 2-60655
1940 Act: Registration No. 811-2802

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ____ [   ]
Post-Effective Amendment No. 56 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 52 [X]

UBS CASHFUND INC.
(Exact name of registrant as specified in charter)
1285 Avenue of the Americas
New York, New York 10019-6028
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 821-3000

MARK F. KEMPER, ESQ.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028
(Name and address of agent for service)

Copies to:
JACK W. MURPHY, ESQ.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401
Telephone: (202) 261-3300

Approximate date of proposed public offering: effective date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[   ] Immediately upon filing pursuant to Rule 485(b)
[X] On July 30, 2012 pursuant to Rule 485(b)
[   ] 60 days after filing pursuant to Rule 485(a)(1)
[   ] On ________________ pursuant to Rule 485(a)(1)
[   ] 75 days after filing pursuant to Rule 485(a)(2)
[   ] On ________________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered: Shares of Common Stock of UBS Cashfund Inc.

Money Market Funds	Prospectus

UBS Cashfund Prospectus July 30, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

UBS Cashfund

Contents

The fund
What every investor should know about the fund

Fund summary	3

More information about the fund	8

Your investment
Information for managing your fund account

Managing your fund account	11
—Buying shares
—Selling shares
—Additional information about your account
—Market timing
—Pricing and valuation

Additional information
Additional important information about the fund

Management	18
Dividends and taxes	19
Disclosure of portfolio holdings	20
Financial highlights	21
Where to learn more about the fund	Back cover

The fund is not a complete or balanced investment program.

2	UBS Global Asset Management

UBS Cashfund
Fund summary

Investment objective
Current income, stability of principal and high liquidity.

Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.47%
Distribution and/or service (12b-1) fees	None
Other expenses	0.14
Total annual fund operating expenses	0.61

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Cashfund	$62	$195	$340	$762

UBS Global Asset Management	3

Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

Management process
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) acts as the fund’s investment advisor. As investment advisor, UBS Global AM makes the fund’s investment decisions. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates.

Market Risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions.

4	UBS Global Asset Management

Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

UBS Global Asset Management	5

Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return January 1 to June 30, 2012: 0.00% (Actual return was 0.004989%)
Best quarter during years shown–4Q 2006: 1.22%
Worst quarters during years shown–3Q 2009; 1Q, 2Q & 3Q 2010; & 1Q 2011: 0.00%
(Actual total returns were 0.002400%)

Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns
 (for the periods ended December 31, 2011)

One year	0.01%
Five years	1.44
Ten years	1.73

6	UBS Global Asset Management

Investment advisor
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the investment advisor to the fund.

Purchase & sale of fund shares
You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You may purchase or sell fund shares by contacting your Financial Advisor. The minimum to open a fund account is $1,000. The minimum to add to a fund account is $500. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

UBS Global Asset Management	7

UBS Cashfund

More information about the fund

Additional information about the investment objective
The fund’s investment objective may not be changed without shareholder approval.

Additional information about investment strategies
Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements designed to help it maintain a stable price of $1.00 per share.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS Global AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

The fund may invest to a limited extent in shares of similar money market funds.

Additional information about principal risks
The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.

Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.

Market Risk. The market value of the fund’s investments may fluctuate as the markets fluctuate. Market fluctuation may affect the fund’s ability to maintain a $1.00 share price. Market risk, sometimes dramatically or unpredictability, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose the fund to greater market risk, possibly resulting

8	UBS Global Asset Management

UBS Cashfund

in greater illiquidity and valuation risks. Moreover, market, economic and political conditions in one country or geographic region could adversely impact market, economic and political conditions in other countries or regions, including countries and regions in which the fund invests, due to increasingly interconnected global economies and financial markets. Additionally, market conditions, legislative, regulatory, or tax developments may affect the investment techniques available to the investment advisor in connection with managing the fund and may result in increased regulation of the fund or its investments, and, in turn, may adversely affect the ability of the fund to achieve its investment objective and the fund’s performance.

Foreign investing risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Liquidity risk. The fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

UBS Global Asset Management	9

UBS Cashfund

Additional risks
 Money market fund regulatory risk. The US Securities and Exchange Commission (“SEC”) continues to review the regulation of money market funds and may propose further changes to the rules that govern the fund’s operations. Legislative developments and actions by other financial regulators may also affect the fund. These changes and developments may affect the investment strategies, performance, yield and operating expenses of the fund.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Structured security risk. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

Other defensive positioning. During adverse market conditions or when UBS Global AM believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional risks, such as increased exposure to cash held at a custodian bank.

10	UBS Global Asset Management

UBS Cashfund

Managing your fund account

Buying shares
Introduction. You must be a client of UBS Financial Services Inc. or a client of certain affiliated firms to purchase fund shares. You can purchase fund shares by contacting your Financial Advisor.

Automatic deposit account sweep program. UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in various client securities accounts are swept into interest-bearing deposit accounts (“Deposit Account Sweep Program”).

Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as “eligible participants” below to distinguish them from other investors in the fund. Please see below for more information about eligible participants in the Deposit Account Sweep Program.

Accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle. This means that free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in bank deposit accounts, not invested in the fund. Advisory accounts participating in the Deposit Account Sweep Program are subject to an automatic dollar limit or “cap” of $250,000 per account owner, which will apply to the amount that can be swept into bank deposit accounts under the Deposit Account Sweep Program. For other securities accounts that are brokerage accounts, there is no automatic cap, but the eligible participant can elect to place a cap on the amount that will be swept into bank deposit accounts (a cap of $250,000 or more for individual ownership and $500,000 or more for joint ownership accounts, in each case on a per-account basis). If no cap is elected for brokerage accounts, free cash balances will be swept into bank deposit accounts without dollar limit. Available balances in excess of the cap (whether automatic or selected) will be automatically invested in the fund. After a cap is reached, uninvested cash will be invested as if the investor were a “non-eligible participant.”

Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc.

Background information. Your order to purchase fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

UBS Global Asset Management	11

UBS Cashfund

The fund and UBS Global AM have the right to reject any purchase order and to suspend the offering of the fund’s shares for a period of time or permanently.

Minimum investments:
To open a fund account	$1,000
To add to a fund account	$500

The minimum to add to a fund account is waived for automatic purchases made with free cash balances in your UBS Financial Services Inc. securities account, as described below. The fund may change its minimum investment requirements at any time.

Buying shares automatically
Non-eligible participants. You must open your fund account with an initial investment of $1,000 or more. Once your fund account is opened, all free cash balances (that is, immediately available funds) of $500 or more in your brokerage account (including proceeds from securities you have sold) are automatically invested in the fund on a daily basis. These purchases are made daily for settlement the same business day. All remaining free cash balances of $1.00 or more are invested in fund shares on the next to last business day of each month for settlement on the last business day of that month.

Eligible participants. UBS Financial Services Inc. accounts for eligible participants will automatically default to the Deposit Account Sweep Program. Available balances in excess of a dollar limit cap (whether automatic or selected) will be automatically invested in fund shares.

Buying shares by check
You may purchase fund shares by placing an order with your Financial Advisor and providing a check from a US bank. You should make your check payable to UBS Cashfund Inc. and should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by check.

Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier’s or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

Buying shares by wire
You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

UBS AG
ABA 026007993
UBS Financial Services Inc.—Cashfund
A/C 101WA258640000
[Account Name]/[Brokerage Account Number]

The wire must include your name and UBS Financial Services Inc. brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by wire.

If UBS Financial Services Inc. receives a notice from your bank of a wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern

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UBS Cashfund

time, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire purchases.

Additional compensation to affiliated dealer
UBS Global AM has entered into an agreement with its affiliate, UBS Financial Services Inc., under which UBS Global AM (or its affiliate UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”)) pays UBS Financial Services Inc. additional compensation in connection with the sale of fund shares and the provision of administrative and shareholder services.

The aggregate amount of these payments may be substantial and may represent a significant portion of the advisory and administrative fees charged by UBS Global AM. These payments do not increase the expenses of the fund, but are made by UBS Global AM (or its affiliate UBS Global AM (US)) out of its own legitimate profits or other resources. The payments may include amounts that are sometimes referred to as “revenue sharing” payments.

Selling shares
You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the checkwriting service to sell your shares.

Selling shares automatically
 Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your client securities account, unless you instruct your Financial Advisor otherwise. If you are a participant in the Deposit Account Sweep Program and also own shares of the fund, shares of the fund are always sold first to settle any outstanding securities purchases or other debits to your UBS Financial Services Inc. securities account. If there are insufficient amounts in the fund, then cash withdrawals will be made from your bank deposit account to satisfy the debits.

Selling by telephone or mail or in person
You may submit a request to sell fund shares in person or by telephone or mail to your Financial Advisor. Your proceeds will be mailed to you by check unless you choose a wire transfer as described below. UBS Financial Services Inc. may charge an administrative service fee of up to $5.00 for processing sales orders by check.

If you mail an order to sell your shares to UBS Financial Services Inc., your request must include:

  Your name and address;

  The fund’s name;

  Your fund account number;

  The dollar amount or number of shares you want to sell; and

  A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and its transfer agent will not accept signature guarantees that are not a part of these programs.
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UBS Cashfund

Sales by mail may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

Wire transfer of sale proceeds
 If you sell $5,000 or more of your fund shares, you may request that the sale proceeds be paid in federal funds and wired directly to a pre-designated bank account. To take advantage of this service, you must complete an authorization form that can be obtained from your Financial Advisor. If UBS Financial Services Inc.’s New York City offices receive your wire sales order prior to 12:00 noon, Eastern time, on any business day, the sales proceeds will be wired to your bank account on that day. Otherwise, your sales proceeds will be wired to your bank account on the next business day. UBS Financial Services Inc. may impose a fee for wiring sales proceeds and may sell automatically an appropriate number of fund shares to pay that fee.

Checkwriting service. If you previously participated in the checkwriting service, then you may still be able to sell fund shares by writing a check. However, UBS Financial Services Inc. no longer provides checks for the checkwriting service; therefore when your current supply of checks has been exhausted, you will no longer be able to use the checkwriting service. If you would like a checkwriting feature at that time, please speak to your Financial Advisor about upgrading your UBS Financial Services Inc. brokerage account to a UBS Financial Services Inc. Resource Management Account® (RMA®) or UBS Financial Services Inc. Business Services Account BSA® account.

Checks will be cleared against the “total withdrawal limit” of a shareholder’s UBS Financial Services Inc. brokerage account. The withdrawal limit includes uninvested cash in the brokerage account, balances in money funds (including the fund) or other sweep options, and, if the investor has selected margin, the available margin loan value of securities held in the brokerage account.

Checks should only be written for amounts of $500.00 or more. You will not receive canceled checks, but you may request photocopies of canceled checks. If you have insufficient funds in your brokerage account to cover a check you have written, the check will be returned to the payee. Checks written in amounts less than $500 will also be returned. You should not attempt to redeem all the shares in your fund account by writing a check because the amount of fund shares in your account may change each day. Checks may not be used to transfer money into another UBS Financial Services Inc. account, written for cash or used to close your account.

You may be charged for stop payment orders, copies of canceled checks, checks returned for insufficient funds, and checks written for less than $500. You will pay these charges through either the automatic sales of an appropriate number of your fund shares or a charge against your brokerage account. This service generally is not available to persons who own fund shares through any subaccount or tax-deferred retirement plan account. UBS Financial Services Inc. may modify or terminate the checkwriting service at any time or impose service fees for checkwriting.

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More information regarding “Eligible Participants.” The Deposit Account Sweep Program is available only to individuals, IRAs, trusts (as long as all beneficiaries of the trust accounts are natural persons or nonprofit organizations), sole proprietors and governmental entities. Custodial accounts are eligible for the Deposit Account Sweep Program if each beneficiary is an eligible participant. “Eligible Participants” does not include participants that are: (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) estates, (d) accounts in the UBS Financial Services Institutional Consulting Program, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). (Additional information regarding sweep options for investors participating in the PACESM Select Advisors Program and PACESM Multi Advisor Program: These programs may provide for an allocation to another money market fund as part of an investment allocation plan; however, since your PACE investment is held within a UBS Financial Services brokerage account (e.g., an RMA account, a basic investment account, etc.), available cash balances in the brokerage portion of RMA accounts and basic investment accounts are automatically swept to the Deposit Account Sweep Program in accordance with the terms of your brokerage account agreement, which terms differ from those available to advisory accounts.)

The list of eligible participants may change in the discretion of UBS Financial Services Inc.

Additional information about your account
It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Participants in the Deposit Account Sweep Program who wish to increase their fund account balance to $500 or more will need to add sufficient cash to their securities accounts so that the bank deposit account cap (whether automatic or selected) and this minimum are both met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s securities account and swept into the bank deposit account.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in

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UBS Cashfund

accordance with the net asset value next calculated after the determination has been made to close the account.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment only as follows: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists (5) for any period that the SEC may by order permit for your protection; or (6) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

UBS Financial Services Inc. may no longer actively offer the type of brokerage account for which the fund is designed as a sweep option. As a result, it is expected that the number of investors in the fund may decline over time. If this results in a decline in the overall size of the fund, certain expenses—such as management fees and other costs—may increase as a percentage of net assets, although the overall total dollar amount of such expenses to the fund may decrease.

Market timing
Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the fund’s board of directors (“board”) has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS Global AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

16	UBS Global Asset Management

UBS Cashfund

Pricing and valuation
 The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost, unless the fund’s Board determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00 per share, although this value is not guaranteed.

The fund calculates net asset value once each business day at 2:00 p.m., Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund’s board has delegated to a UBS Global AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund’s shares are priced. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.

UBS Global Asset Management	17

UBS Cashfund

Management

Investment advisor
 UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the fund’s investment advisor and administrator. UBS Global AM is a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global AM is an investment advisor registered with the SEC. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG (“UBS”). As of March 31, 2012 UBS Global AM had approximately $151 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $620 billion in assets under management worldwide as of March 31, 2012. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services group of industries.

Advisory fees
 For the most recent fiscal year ended March 31, 2012, UBS Global AM was entitled to advisory and administration fees from the fund at the effective annual rate of 0.47% of the fund’s average daily net assets; however, voluntary fee waivers/expense reimbursements effectively resulted in the waiver of a significant portion of the advisory fees for such period.

The fund’s advisory and administration fees are based on the fund’s average daily net assets. As the fund’s level of net assets becomes higher or lower, advisory and administration fees (and, consequently, total annual fund operating expenses) may vary, possibly materially, from those presented in this prospectus.

UBS Global AM may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Global AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract is available in the fund’s semiannual report to shareholders for the fiscal period ended September 30, 2011.

Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.

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UBS Cashfund

Dividends and taxes

Dividends
The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. if you prefer to receive dividends in cash. Shares do not earn dividends on the day they are purchased but do earn dividends on the day they are sold.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes
The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale of your fund shares so long as the fund maintains a share price of $1.00.

The fund may be required to withhold a 28% (currently scheduled to increase to 31% after 2012) federal tax on all dividends payable to you:

  if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate).

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

UBS Global Asset Management	19

UBS Cashfund

Disclosure of portfolio holdings

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund’s Forms N-Q and Forms N-CSR are available on the SEC’s Web site at http://www.sec.gov. The fund’s Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and semiannual and annual reports to shareholders from the fund upon request by calling 1-800-647 1568. The semiannual and annual reports for the fund will be posted on the fund’s Web site at http://www.ubs.com/usmoneymarketfundsholdings. The fund will disclose on UBS Global AM’s Web site, within five business days after the end of each month, (i) a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund, and (ii) an update showing additional portfolio characteristics, such as exposure to European banks and their affiliates, broken down by country, including weighted average life or weighted average maturity information per country. This information will be posted on the UBS Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s Web site, on a delayed basis; UBS Global AM’s Web site will also contain a link to these filings which will become publicly available two months after filing with the SEC.

Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

20	UBS Global Asset Management

UBS Cashfund

Financial highlights

The following financial highlights table is intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647 1568.

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended March 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0001	0.0001	0.0002	0.0158	0.0433
Dividends from net investment income	(0.0001)	(0.0001)	(0.0002)	(0.0158)	(0.0433)
Distributions from net realized gain	—	(0.0000)[2]	(0.0003)	—	—
Total dividends and distributions	(0.0001)	(0.0001)	(0.0005)	(0.0158)	(0.0433)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.02%	0.05%	1.59%	4.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense
reimbursements by advisor and administrator	0.61%	0.60%	0.59%	0.55%	0.54%
Expenses after fee waivers and/or expense
reimbursements by advisor and administrator	0.20%	0.27%	0.36%	0.55%	0.52%[4]
Net investment income	0.01%	0.01%	0.02%	1.61%	4.30%
Supplemental data:
Net assets, end of year (000’s)	$738,759	$876,926	$1,179,419	$2,301,669	$2,813,371

[1]	The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.00005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
[4]	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

UBS Global Asset Management	21

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UBS Global Asset Management	25

If you want more information about the fund, the following documents are available free upon request:

Annual/semiannual reports
Additional information about the fund’s investments is available in its annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. You may also request other information about the fund and make shareholder inquiries via the telephone number above.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and information about the fund:

  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

  Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

©UBS 2012. All rights reserved.
UBS Cashfund Inc.
Investment Company Act File No. 811-02802

R185

UBS Cashfund
Prospectus

July 30, 2012

Money Market Funds	Statement of Additional Information

UBS Cashfund Statement of Additional Information July 30, 2012

1285 Avenue of the Americas
New York, New York 10019-6028

UBS Cashfund Inc. is a professionally managed money market fund designed to provide investors with current income, stability of principal and high liquidity. UBS Cashfund Inc. is a diversified fund organized as an open-end investment company.

The fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) serves as principal underwriter for the fund. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the fund’s annual report to shareholders are incorporated by reference into this Statement of Additional Information (“SAI”). The annual report accompanies this SAI. You may obtain an additional copy of the annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the fund’s current Prospectus, dated July 30, 2012. A copy of the Prospectus may be obtained by calling any Financial Advisor at UBS Financial Services Inc. or by calling toll-free 1-800-647 1568. This SAI is dated July 30, 2012.

The fund and its investment policies

The fund’s investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board of directors (“board”) without shareholder approval.

The fund’s investment objective is to provide current income, stability of principal and high liquidity. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) US and non-US government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

The fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days. The fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax, such as tax-exempt commercial paper and short-term municipal notes, which are described further below.

The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are “First Tier Securities” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“rating agencies”), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The fund’s investments, related risks and limitations — Investment limitations of the fund — Fundamental investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised by UBS Global AM.

The fund’s investments, related risks and limitations

The following supplements the information contained in the fund’s prospectus and above concerning the fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

Yields and credit ratings of money market instruments; First Tier Securities. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund’s portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund’s board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

US Government securities. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and

Fannie Mae into conservatorship. The effect that this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Commercial paper and other short-term obligations. The fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the US Securities and Exchange Commission (“SEC”). Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See “The fund’s investments, related risks and limitations — Credit and liquidity enhancements.”

Variable and floating rate securities and demand instruments. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund’s investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See “The fund’s investments, related risks and limitations — Credit and liquidity enhancements.”

Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Auction rate and remarketed preferred stock. The fund may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost, other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The fund’s investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies that are not themselves money market funds. See “The fund’s investments, related risks and limitations — Investments in other investment companies.”

Variable amount master demand notes. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Investing in non-US securities. The fund’s investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund’s investments.

Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund’s investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulators.

Credit and liquidity enhancements. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

Illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the fund’s board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc.). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund’s portfolio and reports periodically on such decisions to the board.

UBS Global AM also monitors the fund’s overall holdings of illiquid securities. If the fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements. The fund may enter into repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The fund’s investments, related risks and limitations — Segregated accounts.”

Counterparties. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

Operations risk. The fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities. The fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund’s net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. The fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See also “The fund’s investments, related risks and limitations — Segregated accounts.”

Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues. Investments in municipal bonds may be subject to additional risks, such as the failure of the issuer to make payments because of political issues or adverse determinations as to taxability that may negatively impact value.

Investments in other investment companies. The fund may invest in securities of other money market funds and certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund’s aggregate investments in other investment companies that are not themselves money market funds to no more than 10% of its total assets, subject to a number of exceptions under SEC rules. The fund’s investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and/or other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund’s liquidity. See also “The fund’s investments, related risks and limitations — Auction rate and remarketed preferred stock.”

Lending of portfolio securities. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund’s interest.

State Street Bank and Trust Company has been approved to serve as lending agent and receives fees for such services.

Segregated accounts. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Investment limitations of the fund

Fundamental investment limitations. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

The fund will not:

(1)	Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2)	Purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

(3)	Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4)	Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: the fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-fundamental investment limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

The fund will not:

(1)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	Engage in short sales of securities or maintain a short position, except that the fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(4)	Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Disclosure of portfolio holdings

Policies and procedures generally. UBS Global AM and the fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the fund. UBS Global AM and the fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. The fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the fund’s portfolio holdings will not be made available to anyone outside of UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public also is contained in the fund’s prospectus.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the fund’s board determined that the fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM’s procedures require that the UBS Global AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or the UBS Global AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM Legal and/or Compliance Departments will periodically review how the fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund’s shareholders.

Board oversight. The fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the fund’s chief compliance officer of the portfolio holdings disclosure policies and procedures and the fund’s policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”)) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the fund’s board reserve the right to amend the fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of the fund’s board.

Complete portfolio holdings — disclosure to service providers subject to confidentiality and trading restrictions. UBS Global AM, for legitimate business purposes, may disclose the fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians, and other third parties that provide services (collectively, “Service Providers”) to UBS Global AM and/or the fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and the fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings — disclosure to UBS Global AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM’s code of ethics, the fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent, custodian or securities lending agent to the fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or the fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the fund’s current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to the fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings — arrangements to disclose to Service Providers and Fiduciaries. As of the date of this SAI, the specific Service Providers and Affiliates and Fiduciaries with whom the fund has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

  State Street Bank and Trust Company, the fund’s custodian and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, securities lending and valuation services it provides to the fund.

  Ernst & Young LLP, the fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP. In addition, Ernst & Young LLP receives holdings twice a year for fiscal income and excise tax provision reporting with a 2-day lag time.

  Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The ratings agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that the fund may be included in each rating agency’s industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

  A limited number of financial printers used by the fund to print and file its annual and semi-annual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

  RiskMetrics Group receives portfolio holdings information daily on a real-time basis in connection with proxy voting and class action claims processing services provided to the fund.

  The rating agency of Standard & Poor’s receives portfolio holdings information on a weekly basis so that the fund may be included in the rating agency’s reports and other materials. There is a seven day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

  Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds, and unit investment trusts, receives portfolio holdings information on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

Complete and partial portfolio holdings — disclosure to broker-dealers in the normal course of managing fund assets. An investment advisor, administrator or custodian for the fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. The fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by the fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund business purposes served by such disclosure.

Complete and partial portfolio holdings — disclosure as required by applicable law. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of the fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information. Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Fund Treasury, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-quarter end (or, in the case of a money market fund, after the most recent monthly public posting of portfolio holdings) (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the fund. Nonexclusive examples of commentary and analysis about the fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

“Approved Representatives” include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration. The portfolio holdings disclosure policies and procedures prohibit the fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment advisor.

Organization of the Fund; directors and officers;
principal holders and management ownership of securities

The fund was organized on January 20, 1978 as a Maryland corporation. The fund has authority to establish additional series and issue 20 billion shares of common stock, par value $0.001 per share.

The fund is governed by a board of directors, which oversees its operations. Each director serves an indefinite term of office. The tables below show for each director (sometimes referred to as a “board member”) and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a director or officer of the fund, the director’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.

Interested directors

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Meyer Feldberg[2]; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on a leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Barry M. Mandinach[3]; 56 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Director	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Independent directors

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Richard Q. Armstrong; 77 c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessey) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 65 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Garil is also a director of the OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

[1]	Each director holds office for an indefinite term.
[2]	Professor Feldberg is deemed an “interested person” of the fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the fund may conduct transactions.
[3]	Mr. Mandinach is deemed an “interested person” of the fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

Officers

Name, address, and age	Position(s) held with the fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph Allessie[2]; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Rose Ann Bubloski[2]; 44	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an associate diretor) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 through 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver[2]; 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with the fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow[2]; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of the North American Fund Treasury department (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM— Americas region serves as investment advisor or manager.

Michael J. Flook[2]; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Mark F. Kemper[3]; 54	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address, and age	Position(s) held with the fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary[1]; 44	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Tammie Lee[2]; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joseph McGill[2]; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Nancy D. Osborn[2]; 46	Vice President and Assistant Treasurer	Since 2006	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address, and age	Position(s) held with the fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Robert Sabatino[3]; 38	Vice President	Since 2008	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2008) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Eric Sanders[2]; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Andrew Shoup[2]; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Keith A. Weller[2]; 50	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

[1]	Officers are appointed by the directors and serve at the pleasure of the board.
[2]	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
[3]	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Information about director ownership of fund shares

Director	Dollar range of equity securities in fund [1]	Aggregate dollar range of equity securities in all registered investment companies overseen by director for which UBS Global AM or an affiliate serves as investment advisor or manager [1]
Interested directors
Meyer Feldberg	None	Over $ 100,000
Barry M. Mandinach	None	Over $ 100,000
Independent directors
Richard Q. Armstrong	None	Over $ 100,000
Alan S. Bernikow	None	Over $ 100,000
Richard R. Burt	None	Over $ 100,000
Bernard H. Garil	None	Over $ 100,000
Heather R. Higgins	None	Over $ 100,000

[1]	Information regarding ownership is as of December 31, 2011.

Leadership structure and qualifications of board of directors
The board is responsible for oversight of the fund. The board is currently composed of seven directors, five of whom are not “interested persons” of the fund as that term is defined by the Investment Company Act (“Independent Directors”). One of the two remaining directors is independent of UBS Global AM but is an “interested person” of the fund within the meaning of the Investment Company Act because he is employed by a registered broker dealer that may execute transactions with the fund from time to time. The other director is an “interested person” of the fund within the meaning of the Investment Company Act because of his employment by UBS Global AM—Americas region. The board members have selected an Independent Director to act as chairman of the board. The chairman of the board’s role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other directors between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the fund, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the fund or to liaise with the fund’s Chief Compliance Officer or service providers, including staff of UBS Global AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The directors have determined that the board’s leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Directors and the full board in a manner that enhances the full board’s oversight.

The fund has engaged UBS Global AM to manage the fund on a day-to-day basis. The board is responsible for overseeing UBS Global AM and other service providers in the operations of the fund in accordance with the Investment Company Act, applicable state and other laws, and the fund’s charter. The board reviews, on an ongoing basis, the fund’s performance, operations and investment strategies and techniques. The board also conducts reviews of UBS Global AM and its role in running the operations of the fund.

The board has concluded that, based on each director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve as a director. In determining that a particular director is qualified to serve as a director, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the directors have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the fund and protecting the interests of shareholders. Among the attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS Global AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as directors. In addition, the board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through a director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the fund, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that led the board to conclude that he or she should serve as a director.

Mr. Armstrong and Amb. Burt have each served as a director of the fund and as directors/trustees of other funds in the fund complex for well more than a decade, including as members and/or chairs of various board committees. Mr. Armstrong has served as chairman of the board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management and consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies, including (1) chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters); (2) partner of the New England Consulting Group (management consulting firm); and (3) managing director of LVMH U.S. Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessey Corporation) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well known brands as Arrow shirts and Gold Toe socks). Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS Global AM fund complex and has served as a director on other corporate boards. Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989–1991) and the US Ambassador to the Federal Republic of Germany (1985–1989). He had also been a partner of McKinsey & Company (management consulting firm). Mr. Mandinach has extensive experience in the mutual fund industry and a broad understanding of the needs of investors. Throughout his career, Mr. Mandinach has been involved with the marketing of mutual funds and in building relationships with service intermediaries. Mr. Mandinach is currently the Head of UBS Global AM—Americas region’s Institutional & Wholesale Business (US) as well as its Chief Marketing Officer (US). Mr. Mandinach has previously held positions at Drexel Burnham Lambert and at the Zweig Funds. Prof. Feldberg has served as a director of the fund and other mutual funds in the fund complex for nearly two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies. Mr. Bernikow, Mr. Garil and Ms. Higgins were elected as directors of the fund and the other funds in the fund complex during 2005–2006. Mr. Bernikow, Mr. Garil and Ms. Higgins also serve as members and/or chairs of various board committees. Mr. Bernikow has extensive accounting and finance experience (being a certified public accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank. Mr. Garil has four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission. Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each director’s professional experience is included above in the table in the section captioned “Organization of the fund; directors and officers; principal holders and management ownership of securities.” That table contains information regarding other directorships currently held by board members. In addition, during the five years ended July 31, 2012, the following director was a member of the boards of the following companies: Amb. Burt — director of IGT, Inc. (provides technology to gaming and wagering industry); and director of The Protective Group, Inc. (produces armor products).

Risk oversight
The fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the board’s general oversight of the fund’s investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the fund is the responsibility of UBS Global AM or other service providers (depending on the nature of the risk), subject to supervision by UBS Global AM. Each of UBS Global AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the fund, UBS Global AM or its affiliates or other service providers. As part of its regular oversight of the fund, the board, directly or through a committee, reviews reports from, among others, management, the fund’s Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS Global AM or its affiliates, as appropriate, regarding risks faced by the fund and the risk oversight programs of UBS Global AM. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the fund’s compliance program and reports to the board regarding compliance matters for the fund and its service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees
The fund has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Directors. Alan S. Bernikow is chairman of the Audit Committee. The following Independent Directors are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS Global AM funds he oversees. The board has determined that Mr. Bernikow’s simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things, (i) overseeing the scope of the fund’s audit; (ii) overseeing the fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the fund’s independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the fund’s audit or determining whether the fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fiscal year ended March 31, 2012, the Audit Committee held five meetings.

The Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee met five times during the fiscal year ended March 31, 2012.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the fund at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by the shareholders.

Information about Independent Director ownership of securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM
 As of December 31, 2011, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Compensation
 Each Independent Director receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $110,000 and an $18,000 fee for each regular joint board meeting of the boards of those funds (and each in person special joint board meeting of the boards of those funds) actually attended. Independent Directors who participate in previously scheduled joint in-person meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director receives from the relevant fund, $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board’s oversight of compliance or contract reconsideration matters (currently Heather R. Higgins and Bernard H. Garil, respectively) receives annually an additional $20,000. However, if a board member simultaneously holds more than one such position or assignment, he or she is paid only the higher of the fees otherwise payable for these positions or assignments. Independent Directors who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid in the aggregate from the UBS Global AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS Global AM or any one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the fund’s current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as investment advisor or manager during the periods indicated.

Compensation table 1

Name of person, position	Aggregate compensation from the fund[4]	Total compensation from the fund and the fund complex[5]
Richard Q. Armstrong, Director	$4,664	$256,000
Alan S. Bernikow, Director	4,397	241,000
Richard R. Burt, Director	4,290	234,750
Meyer Feldberg, Director[2]	0	244,756
Bernard H. Garil, Director	4,219	229,750
Heather R. Higgins, Director	4,219	229,750
Barry M. Mandinach, Director[3]	0	0

[1]	Except as discussed below, only Independent Directors were compensated by the funds for which UBS Global AM serves as investment advisor or manager.
[2]	Professor Feldberg is an “interested person” of the fund by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates, and (ii) otherwise by UBS Global AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.
[3]	Mr. Mandinach is an “interested person” of the fund as defined in the Investment Company Act. He is not compensated by a fund or other funds in the fund complex for his services as a board member.
[4]	Represents fees paid to each director during the fiscal year ended March 31, 2012.
[5]	Represents fees paid during the calendar year ended December 31, 2011 to each board member by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, and Garil and Ms. Higgins; and (b) 29 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities
 UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of the fund’s shares as of July 1, 2012. None of the persons on whose behalf those shares were held was known by the fund to own beneficially 5% or more of those shares.

As of July 1, 2012, directors and officers owned in the aggregate less than 1% of the outstanding shares of the fund.

Investment advisory, administration and principal
underwriting arrangements

Investment advisory and administration arrangements. Effective March 1, 2011, UBS Global AM acts as the investment advisor and administrator pursuant to a contract with the fund (“Current Advisory and Administration Contract”). Prior to March 1, 2011, UBS Financial Services Inc. acted as the investment advisor and administrator pursuant to a contract with the fund (“Previous Advisory and Administration Contract”), and UBS Global AM acted as the sub-advisor and sub-administrator pursuant to contracts with UBS Financial Services Inc. (“Sub-Advisory Contract” and “Sub-Administration Contract,” respectively). Under the Current Advisory and Administration Contract, the fund pays UBS Global AM a fee, computed daily and paid monthly, according to the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
In excess of $500 million up to $1.0 billion	0.425%
In excess of $1.0 billion up to $1.5 billion	0.390%
In excess of $1.5 billion up to $2.0 billion	0.380%
In excess of $2.0 billion up to $2.5 billion	0.350%
In excess of $2.5 billion up to $3.5 billion	0.345%
In excess of $3.5 billion up to $4.0 billion	0.325%
In excess of $4.0 billion up to $4.5 billion	0.315%
In excess of $4.5 billion up to $5.0 billion	0.300%
In excess of $5.0 billion up to $5.5 billion	0.290%
In excess of $5.5 billion	0.280%

The fund’s level of net assets is expected to decrease over time as a result of limitations currently imposed by UBS Financial Services Inc. on the offering of certain types of accounts to new clients, which are expected to reduce the number of investors in the fund. As a result, the effective fee rate paid by the fund to UBS Global AM is expected to increase given the nature of the “fee breakpoints” specified above even though the total amount of fees paid to UBS Global AM may decrease.

Services provided by UBS Global AM under the Current Advisory and Administration Contract include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the Previous Advisory and Administration Contract, for the period ended February 28, 2011 and fiscal year ended March 31, 2010, UBS Financial Services Inc., the fund’s prior investment advisor and administrator, earned (or accrued) investment advisory and administrative fees in the amount of $4,401,941 and $7,347,534, respectively. For the period ended February 28, 2011 and the fiscal year ended March 31, 2010, UBS Financial Services Inc. voluntarily waived $3,149,346 and $3,939,357, respectively, of its investment advisory and administrative fees. Under the Current Advisory and Administration Contract, for the fiscal year ended March 31, 2012 and the period March 1, 2011 through March 31, 2011, UBS Global AM, the fund’s current investment advisor and administrator, earned (or accrued) investment advisory and administrative fees in the amount of $3,845,533 and $366,835, respectively, of which UBS Global AM voluntarily waived $3,341,760 and $231,593, respectively.

Under the terms of the Current Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following: (a) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (c) filing fees and expenses relating to the registration and qualification of the fund’s shares under federal or state securities laws and the maintenance of such registrations and qualifications; (d) fees and salaries payable to the fund’s

Independent Directors; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors; (i) charges of custodians, transfer agents and other agents; (j) costs of preparing share certificates; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy materials; (l) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; and (m) fees and other expenses incurred in connection with membership in investment company organizations.

Prior to March 1, 2011, under the Sub-Advisory Contract, UBS Global AM served as the fund’s sub-advisor and was responsible for the actual investment management of the fund’s assets, including the responsibility for making decisions and placing orders to buy, sell or hold particular securities. Under the Sub-Advisory Contract, UBS Financial Services Inc. (not the fund) paid UBS Global AM a monthly fee at the annual rate of 0.06% of the fund’s average daily net assets, and for the period ended February 28, 2011 and the fiscal year ended March 31, 2010, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $575,807 and $1,025,250, respectively.

Prior to March 1, 2011, under the Sub-Administration Contract, UBS Global AM also served as the fund’s sub-administrator. Under the Sub-Administration Contract, UBS Financial Services Inc. (not the fund) paid UBS Global AM a monthly fee at the annual rate of 0.02% of the fund’s average daily net assets, and for the period ended February 28, 2011 and the fiscal year ended March 31, 2010, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $191,936 and $341,750, respectively.

The Current Advisory and Administration Contract provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Current Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from its reckless disregard of its duties and obligations thereunder.

The Current Advisory and Administration Contract is terminable at any time without penalty by vote of the fund’s board or by the holders of a majority of the outstanding voting securities of the fund, on 60 days’ written notice to UBS Global AM. The Current Advisory and Administration Contract is also terminable without penalty by UBS Global AM on 90 days’ written notice to the Corporation. The Current Advisory and Administration Contract terminates automatically upon its assignment.

Proxy voting policies. The fund’s board believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS Global AM. Following is a summary of UBS Global AM’s proxy voting policy.

You may obtain information about the fund’s proxy voting decisions, without charge, online on the fund’s Web site (http://www.ubs.com/ubsglobalam-proxy under the “UBS Funds” category on this Web page) or on the EDGAR database on the SEC’s Web site (http://www.sec.gov) for the most recent 12-month period ending June 30th for which an SEC filing has been made.

UBS Global AM’s proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Principal underwriting arrangements. UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”), 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the fund’s principal underwriter pursuant to a principal underwriting contract with the fund (“Principal Underwriting Contract”). The Principal Underwriting Contract requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM (US) may enter into dealer agreements with other broker-dealers and with other financial institutions to authorize them to sell fund shares.

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of the fund, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from UBS Global AM (US)’s own resources (including through transfers from affiliates). Payments made out of its own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS Global AM (US) and may also be based on such other factors as the Financial Intermediary’s ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary’s relationship with UBS Global AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in the fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)’s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Transfer agency related services. UBS Financial Services Inc. provides certain services to the fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the fund’s transfer agent, and is compensated for these services by BNY Mellon, not the fund.

For the year ended March 31, 2012, UBS Financial Services Inc. received from BNY Mellon, not the fund, $424,167 of the total transfer agency and related services fees paid by the fund to BNY Mellon.

Securities lending. During the fiscal years ended March 31, 2012, 2011, and 2010, the fund earned $4,724, $1,230 and $39,484 for lending securities, respectively.

Portfolio transactions

The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The Current Advisory and Administration Contract authorizes UBS Global AM (with the approval of the board) to select brokers and dealers to execute purchases and sales of the fund’s portfolio securities. It directs UBS Global AM to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the fund. To the extent that the execution and price offered by more than one dealer are comparable, UBS Global AM may, in its discretion, effect transactions in portfolio securities with dealers who provide the fund or UBS Global

AM with research, analysis, advice and similar services. Although UBS Global AM may receive certain research or execution services in connection with these transactions, UBS Global AM will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Agency transactions in over-the-counter securities are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include a requirement that UBS Global AM obtain multiple quotes from dealers before executing the transaction on an agency basis. Moreover, UBS Global AM will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by UBS Global AM under the Current Advisory and Administration Contract.

During the fiscal years ended March 31, 2012, 2011, and 2010, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

As of March 31, 2012, the fund owned securities issued by its regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

Issuer	Type of security	Value
Barclays Capital Inc.	Repurchase Agreement	$10,000,000
Barclays U.S. Funding Corp.	Commercial paper	19,999,945
Deutsche Bank Financial LLC	Commercial paper	4,999,208
Deutsche Bank Securities, Inc.	Repurchase Agreement	12,000,000
JP Morgan Chase Bank N.A.	Short Term Corporate Obligation	3,500,000
Societe Generale N.A., Inc.	Commercial paper	17,999,912

Additional information regarding redemptions; financial institutions

Additional redemption information. The redemption price may be more or less than the shareholder’s cost, depending on the market value of the fund’s portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

Under normal circumstances, the fund will redeem shares when so requested by a shareholder’s broker-dealer other than UBS Financial Services Inc. by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS Financial Services Inc. may be subject to a service charge by that broker-dealer.

Financial institutions. The fund may authorize financial institutions and their delegates or agents, to accept on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund’s net asset value next computed after receipt of the order by the financial institutions or their agents.

Valuation of shares

The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund’s net asset value per share is determined by State Street Bank and Trust Company (“State Street”) as of 2:00 p.m., Eastern time, on each business day. As defined in the Prospectus, “business day” means any day on which State Street Bank and Trust Company’s Boston offices, and the New York City offices of UBS Financial Services Inc. and UBS Financial Services Inc.’s bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the “Rule”) under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

The fund’s board has established procedures (“Procedures”) for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. In addition, if the Board determines that the fund can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market-based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; and (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act.

The fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

Taxes

Qualification as a regulated investment company. The fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders in each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and any net tax-exempt income and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in certain other assets. By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders.

If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends paid by the fund will not qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

Taxes on fund distributions. Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in fund shares. Distributions of net investment income received by the fund from investments in debt securities and any net realized short-term capital gains distributed by the fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations. Due to its investment strategy, the fund will not typically derive material amounts of net long-term capital gains.

Although current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on certain qualifying dividend income, distributions from funds such as the fund investing primarily in bonds and other debt instruments will not generally qualify for the lower tax rates. Distributions to foreign investors will generally be subject to US withholding tax at a rate of 30% (or a lower rate under an applicable tax treaty).

Sale of fund shares. Assuming the fund consistently maintains a stable net asset value of $1.00 per share, you will have no taxable gain or loss on a sale or redemption of fund shares.

Backup withholding. The fund is required to withhold 28% (scheduled to increase to 31% after 2012); of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Financial Services Inc. with a correct taxpayer identification number or who are otherwise subject to backup withholding.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Global Asset Management”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS
 UBS Global Asset Management is a large asset management firm with approximately $620 billion in assets under management worldwide as of March 31, 2012.1 UBS Global Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global Asset Management has around 3,800 employees located in 25 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the fund, are engaged in businesses and have interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the fund. This section sets forth considerations of which investors in the fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global Asset Management that could disadvantage the fund. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management’s and UBS’ other businesses and interests.

[1]	UBS Global Asset Management (Americas) Inc. managed approximately $151 billion as of March 31, 2012.

Potential conflicts relating to portfolio decisions, the sale of fund shares and the allocation of investment opportunities

UBS’ other activities may have an impact on the fund. UBS Global Asset Management makes decisions for the fund in accordance with its obligations as investment advisor to the fund. However, UBS’ other activities may, at the same time, have a negative impact on the fund. As a result of the various activities and interests of UBS, it is likely that the fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global Asset Management, might cause UBS Global Asset Management to seek to dispose of, retain or increase interests in investments held by the fund or acquire certain positions on behalf of the fund. UBS will be under no duty to make any such information available to the fund or personnel of UBS Global Asset Management making investment decisions on behalf of the fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the fund’s investment objective and subject to compliance with applicable law, UBS Global Asset Management may purchase securities for the fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global Asset Management will be current investors in companies engaged in an offering of securities which UBS Global Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management’s affiliates acting as a selling shareholder. UBS Global Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the fund. UBS Global Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the fund, subject to UBS Global Asset Management’s internal policies and procedures. The source of such payments may come from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information. With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the fund, or who engage in transactions with or for the fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the fund may receive fees from UBS or the fund in connection with the distribution of shares in the fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the fund or that may recommend investments in the fund. In addition, UBS, including UBS Global Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the fund or other dealings with the fund that create incentives for them to promote the fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global Asset Management may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the fund. The additional payments by UBS Global Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the fund. Payments made by UBS Global Asset Management may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

Potential conflicts relating to the allocation of investment opportunities among the fund and other UBS accounts. UBS Global Asset Management manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the fund, UBS Global Asset Management may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The fund and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which a fund invests.

Other potential conflicts relating to the management of the fund by UBS Global Asset Management

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global Asset Management’s policies and procedures regarding information barriers, UBS Global Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the fund, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund, and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM, and have adverse effects on the fund.

Potential conflicts relating to UBS’ and UBS Global Asset Management’s proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the fund. UBS and one or more Client Accounts may buy or sell positions while the fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, an equity fund (but not this money market fund) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund’s detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the equity fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the fund. To reduce the possibility that the fund will be materially adversely affected by the personal or proprietary trading described above, the fund, UBS and UBS Global Asset Management, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

UBS Global Asset Management’s affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management’s affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the fund, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the fund, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the fund, UBS and UBS Global Asset Management.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates
While UBS Global Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Global Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Global Asset Management’s arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Global Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Global Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global Asset Management’s overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which UBS Global Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by UBS Global Asset Management’s Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Global Asset Management’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Global Asset Management’s investment process. As a practical matter, it would not be possible for UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity
From time to time, the activities of the fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the fund wishes to purchase or sell. The larger UBS Global Asset Management’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global Asset Management on behalf of the fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result,

UBS Global Asset Management on behalf of the fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the fund and/ or that engage in transactions in the same types of securities, currencies and instruments as the fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the fund invests, which could have an adverse impact on the fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the fund. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the fund.

The results of the fund’s investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the fund. Moreover, it is possible that the fund will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the fund’s activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the fund. Additionally, the fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the fund should be aware.

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the fund invests or which may be based on the performance of the fund. The fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the fund. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the fund. To the extent affiliated transactions are permitted, the fund will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the fund. The fund’s use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the fund. Increasing the fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the fund’s expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the fund acquired for their own accounts. A large redemption of shares of the fund by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the fund, which might have an adverse effect on the fund’s investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on the fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The fund also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the fund and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for the fund, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS’ activities may limit the fund’s flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the fund.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM may buy for the fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global Asset Management) relating to what actions to be taken may also raise conflicts of interests, and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global Asset Management will make proxy voting decisions as it believes appropriate and in accordance with UBS Global Asset Management’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global Asset Management with respect to the fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global Asset Management’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Advisers Act, UBS Global Asset Management is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM. A copy of UBS Global AM’s Form ADV Parts 1 and 2 is available on the SEC’s Web site (www.adviserinfo.sec.gov).

Other information

Voting rights. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result, the holders of more than 50% of all the shares of the fund may elect all its board members.

The fund does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the fund’s outstanding shares. Each share of the fund has equal voting, dividend and liquidation rights.

Prior names. Prior to June 9, 2003, the fund’s name was “UBS PaineWebber Cashfund, Inc.” Prior to April 12, 2001, the fund’s name was “PaineWebber Cashfund, Inc.”

Custodian and recordkeeping agent; transfer and dividend agent. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for the fund. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a subsidiary of BNY Mellon Bank, N.A., serves as the fund’s transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, serves as independent counsel to the Independent Directors.

Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the fund’s independent registered public accounting firm.

Financial statements

The fund’s annual report to Shareholders for its last fiscal year ended March 31, 2012 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by reference.

You should rely only on the information contained or referred to in the prospectus and this Statement of Additional Information. The fund and its principal underwriter have not authorized anyone to provide you with information that is different. The prospectus and this Statement of Additional Information are not an offer to sell shares of the fund in any jurisdiction where the fund or its principal underwriter may not lawfully sell those shares.

©UBS 2012. All rights reserved.
R007

PART C. OTHER INFORMATION

Item 28. EXHIBITS

(1)	(a)	Restatement of Articles of Incorporation 1/

	(b)	Articles of Amendment of Restatement of Articles of Incorporation effective April 12, 2001 2/

	(c)	Articles of Amendment of Restatement of Articles of Incorporation effective June 9, 2003 3/

(2)	(a)	Restated By-Laws 4/

	(b)	Certificate of Amendment to Restated By-Laws dated November 21, 2001 3/

	(c)	Certificate of Amendment to Restated By-Laws effective June 9, 2003 3/

	(d)	Certificate of Amendment to Restated By-Laws effective November 15, 2006 5/

	(e)	Certificate of Amendment to Restated By-Laws dated February 22, 2008 6/

	(f)	Certificate of Amendment to Restated By-Laws effective May 6, 2009 7/

	(g)	Certificate of Amendment to Restated By-Laws effective February 10, 2010 8/

(3)	Instruments defining the rights of holders of Registrant’s common stock 9/

(4)	(a) Investment Advisory and Administration Contract between Registrant and UBS Global Asset Management (Americas) Inc. 10/

	(b)	Master Transfer and Novation Agreement relating to the Investment Advisory and Administration Contract 10/

(5)	(a)	Principal Underwriting Contract 2/

	(b)	Dealer Agreement 11/

(6)	Bonus, profit sharing or pension plans – none

(7)	(a)	Custodian Contract 4/

	(b)	Amendment to Custody Contract dated August 2, 1999 3/

(8)	(a)	Transfer Agency Agreement 4/

	(b)	Transfer Agency-Related Services Delegation Agreement dated November 13, 2002 12/

	(c)	Amendment to the Transfer Agency Agreement dated October 1, 2003 13/

	(d)	Amendment to the Transfer Agency-Related Services Delegation Agreement dated August 1, 2007 14/

	(e)	Amendment to the Transfer Agency Agreement 15/

	(f)	Transfer Agency — Related Services Delegation Amendment 15/

(9)	Opinion and consent of counsel (filed herewith)

(10)	Other opinions, appraisals, rulings and consents: Consent of Registered Public Accounting Firm – Ernst & Young LLP (filed herewith)

(11)	Financial statements omitted – none

(12)	Letter of investment intent 4/

(13)	Plan pursuant to Rule 12b-1 – none

(14)	Plan pursuant to Rule 18f-3 – none

(15)	Code of Ethics - Not applicable. The Fund is a money market fund.

(16)	Powers of Attorney for Messrs. Armstrong, Bernikow, Burt, Disbrow, Feldberg and Garil and Ms. Higgins 14/

(17)	Power of Attorney for Mr. Carver 8/

(18)	Power of Attorney for Mr. Mandinach 8/
____________________

1/	Incorporated by reference from Post-Effective Amendment No. 35 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 31, 1996.

2/	Incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 31, 2001.

3/	Incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 29, 2003.

4/	Incorporated by reference from Post-Effective Amendment No. 37 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 31, 1998.

5/	Incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 27, 2007.

6/	Incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 28, 2008.

7/	Incorporated by reference from Post-Effective Amendment No. 51 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 28, 2009.

8/	Incorporated by reference by Post-Effective Amendment No. 53 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 28, 2010.

9/

Incorporated by reference from Articles Sixth, Eighth, Ninth and Twelfth of the Registrant's Restatement of Articles of Incorporation and Articles II, III, VIII, X, and XI of the Registrant's Amended By-Laws.

10/	Incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration Statement, SEC File No. 2-60655, filed July 28, 2011.

11/	Incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 29, 2002.

12/	Incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 30, 2003.

13/	Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of UBS RMA Money Fund Inc., SEC File No. 002-78309, filed August 30, 2004.

14/	Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 27, 2008.

15/	Incorporated by reference from Post-Effective Amendment No. 58 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 30, 2011.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

Item 30. INDEMNIFICATION

     Article Fourteenth of the Restatement of Articles of Incorporation, as amended (“Articles”), provides that the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for money damages to the maximum extent permitted by applicable law. Article Fourteenth also provides that any repeal or modification of Article Fourteenth or adoption or modification of any other provision of the Articles or By-Laws inconsistent with Article Fourteenth shall be prospective only, to the extent that any such repeal or modification would, if applied retroactively, adversely affect any limitation on the liability of any director or officer of the Registrant or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     Section 10.01 of Article 10 of the Restated By-Laws (“By-Laws”) provides that the Registrant shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the fullest extent permitted by law.

     Section 10.02 of Article 10 of the By-Laws further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability.

     Section 8 of the Investment Advisory and Administration Contract between Registrant and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (“Advisory and Administration Contract”) provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Advisory and Administration Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory and Administration Contract. Section 8 further provides that any person, even though also an officer, director, employee or agent of UBS Global AM, who may be or become an officer, director or employee of the Registrant, shall be deemed, when rendering services to the Registrant or acting with respect to any business of the Registrant, to be rendering such service to or acting solely for the Registrant and not as an officer, director, employee, or agent or one under the control or direction of UBS Global AM even though paid by it.

     Section 9 of the Principal Underwriting Contract provides that the Registrant will indemnify UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM (US) to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended (“1933 Act”). Section 9 of the Principal Underwriting Contract also provides that UBS Global AM (US) agrees to indemnify, defend and hold the Registrant, its officers and directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM (US) for use in the Registration Statement or arising out of an agreement between UBS Global AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM (US) in connection with the Principal Underwriting Contract.

     Section 8 of the Dealer Agreement contains provisions similar to Section 9 of the Principal Underwriting Contract with respect to UBS Financial Services Inc.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     UBS Global AM, a Delaware corporation, is a registered investment adviser and is an indirect wholly owned subsidiary of UBS AG. UBS Global AM is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of certain executive officers and each director of UBS Global AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.) Each of UBS Global AM’s officers not disclosed below is dual-hatted, and holds the same office with UBS Global Asset Management (US) as he or she holds with UBS Global AM.

Other Substantial Business,
	Position(s) Held with	Profession, Vocation or
Name	UBS Global AM	Employment
Joseph J. Allessie	Executive Director, Deputy	Executive Director, Deputy
	General Counsel and Assistant	General Counsel and Assistant
	Secretary	Secretary of UBS Global AM
(US)

Mark E. Carver	Managing Director and Head of	Managing Director and Head of
	Product Development and	Product Development and
	Management—Americas	Management—Americas of UBS
Global AM (US)

Mark F. Kemper	Managing Director, Secretary and	Managing Director, Secretary and
	General Counsel—Americas	General Counsel—Americas of
UBS Global AM (US)

Shawn Lytle	Board Director, President, Head	Board Director, Vice President,
	of the Americas, and Group	and Group Managing Director of
	Managing Director (since April	UBS Global AM (US), Head of
	2010)	Americas of UBS Global Asset
Management and member of UBS
Global Asset Management
Executive Committee (since April
2010). Formerly Deputy Global
Head of Equities, UBS Global
Asset Management (prior to April
2010)

Barry M. Mandinach	Board Director, Vice President,	Board Director, President, Head of
	Head of Institutional &	Institutional & Wholesale
	Wholesale Business (US) and	Business (US) and Chief
	Chief Marketing Officer —	Marketing Officer —Americas
	Americas and Managing Director	and Managing Director of UBS
Global AM (US)

Joseph McGill	Managing Director and Chief	Managing Director and Chief
	Compliance Officer—Americas	Compliance Officer—Americas of
UBS Global AM (US)

John Moore	Board Director, Managing	Board Director, Managing
	Director, Treasurer and Head of	Director, Treasurer and Head of
	Financial Control—Americas	Financial Control—Americas of
UBS Global AM (US)

Robert Sabatino	Managing Director, Head of US	Managing Director, Head of US
	Taxable Money Markets and	Taxable Money Markets and
	Senior Portfolio Manager	Senior Portfolio Manager of UBS
Global AM (US)

Eric Sanders	Director (Non-Board), Associate	Director (Non-Board), Associate
	General Counsel and Assistant	General Counsel and Assistant
	Secretary	Secretary of UBS Global AM
(US)

Keith Weller	Executive Director, Senior	Executive Director, Senior
	Associate General Counsel and	Associate General Counsel and
	Assistant Secretary	Assistant Secretary of UBS Global
AM (US)

Item 32. PRINCIPAL UNDERWRITER

     (a) UBS Global AM (US) serves as principal underwriter or placement agent for the following other investment companies:

          MASTER TRUST
          UBS INVESTMENT TRUST
          UBS MONEY SERIES
          PACE SELECT ADVISORS TRUST
          SMA RELATIONSHIP TRUST
          THE UBS FUNDS
          UBS MANAGED MUNICIPAL TRUST
          UBS MASTER SERIES, INC.
          UBS RMA MONEY FUND INC.
          UBS RMA TAX-FREE FUND INC.

     (b) UBS Global AM (US) is the Registrant’s principal underwriter. The directors and certain principal executive officers of UBS Global AM (US), their principal business addresses, and their positions and offices with UBS Global AM (US), are identified below along with those directors and officers of UBS Global AM (US) who also serve as directors or officers of the Registrant. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Positions and Offices with Underwriter or
Name and Address	Position(s) Held With Registrant	Dealer
Joseph J. Allessie*	Vice President and Assistant	Executive Director, Deputy General
	Secretary	Counsel and Assistant Secretary of UBS
Global AM (US)

Rose Ann Bubloski*	Vice President and Assistant	Director and Senior Manager of
	Treasurer	US Mutual Fund Treasury Administration
Department of UBS Global AM (US)

Mark E. Carver*	President	Managing Director and Head of Product
Development and Management—Americas
of UBS Global AM (US)

Thomas Disbrow*	Vice President and Treasurer	Managing Director and Head of US Mutual
Fund Treasury Administration Department
of UBS Global AM (US)

Michael Flook*	Vice President and Assistant	Director (Non-Board) and Senior Manager
	Treasurer	of US Mutual Fund Treasury
Administration Department of UBS Global
AM (US)

Mark F. Kemper**	Vice President and Secretary	Managing Director, Secretary and General
Counsel—Americas of UBS Global AM
(US)

Joanne M. Kilkeary*	Vice President and Assistant	Director (Non-Board) and Senior Manager
	Treasurer	of US Mutual Fund Treasury
Administration Department of UBS Global
AM (US)

Tammie Lee*	Vice President and Assistant	Executive Director, Associate General
	Secretary	Counsel and Assistant Secretary of UBS
Global AM (US)

Shawn Lytle*	None	Board Director, Vice President and Group
Managing Director of UBS Global AM
(US)

Barry M. Mandinach*	Board Director	Board Director, President, Head of
Institutional & Wholesale Business (US)
and Chief Marketing Officer (US) —
Americas and Managing Director of UBS
Global AM (US)

Joseph McGill*	Vice President and Chief	Managing Director and Chief Compliance
	Compliance Officer	Officer—Americas of UBS Global AM
(US)

John Moore**	None	Board Director, Managing Director,
Treasurer and Head of Financial Control—
Americas of UBS Global AM (US)

Nancy D. Osborn*	Vice President and Assistant	Director (Non-Board) and Senior Manager
	Treasurer	of US Mutual Fund Treasury
Administration Department of UBS Global
AM (US)

Robert Sabatino**	Vice President	Managing Director, Head of US Taxable
Money Markets and Senior Portfolio
Manager of UBS Global AM (US)

Eric Sanders*	Vice President and Assistant	Director (Non-Board), Associate General
	Secretary	Counsel and Assistant Secretary of UBS
Global AM (US)

Andrew Shoup*	Vice President and Chief	Managing Director and Senior Member of
	Operating Officer	the Global Treasury Administration
Department of UBS Global AM (US)

Keith A. Weller*	Vice President and Assistant	Executive Director, Senior Associate
	Secretary	General Counsel and Assistant Secretary of
UBS Global AM (US)

* This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
** This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

     c) None.

Item 33. LOCATION OF ACCOUNTS AND RECORDS

     The books and other documents required by (i) paragraphs (b)(4), (c) and (d) of Rule 31a-1 and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM at 1285 Avenue of the Americas, New York, New York 10019-6028. Certain information required by Rule 31a-1(b)(1) to be maintained by a money market fund is maintained in the possession of UBS Global AM at 1285 Avenue of the Americas, New York, New York 10019-6028 and at One North Wacker Drive, Chicago, Illinois 60606-6114, c/o Compliance Department. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 34. MANAGEMENT SERVICES

     Not applicable.

Item 35. UNDERTAKINGS

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27 th day of July, 2012.

UBS CASHFUND INC.

By:	/s/ Keith A. Weller
Keith A. Weller
Vice President and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE
/s/ Richard Q. Armstrong	Director and Chairman of the	July 27, 2012
Richard Q. Armstrong*	Board of Directors

/s/ Alan S. Bernikow	Director	July 27, 2012
Alan S. Bernikow*

/s/ Richard R. Burt	Director	July 27, 2012
Richard R. Burt*

/s/ Mark E. Carver	President	July 27, 2012
Mark E. Carver**

/s/ Thomas Disbrow	Vice President and Treasurer	July 27, 2012
Thomas Disbrow*

/s/ Meyer Feldberg	Director	July 27, 2012
Meyer Feldberg*

/s/ Bernard H. Garil	Director	July 27, 2012
Bernard H. Garil*

/s/ Heather R. Higgins	Director	July 27, 2012
Heather R. Higgins*

/s/ Barry M. Mandinanch	Director	July 27, 2012
Barry M. Mandinach***

*	Signatures affixed by Stephen T. Cohen pursuant to Powers of Attorney dated November 14, 2007, incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 27, 2008.

**	Signature affixed by Stephen T. Cohen pursuant to Power of Attorney dated May 19, 2010, incorporated by reference by Post-Effective Amendment No. 53 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 28, 2010.

***	Signature affixed by Stephen T. Cohen pursuant to Power of Attorney dated July 20, 2010, incorporated by reference by Post-Effective Amendment No. 53 to the Registrant’s registration statement, SEC File No. 2-60655, filed July 28, 2010.

EXHIBIT INDEX

Exhibit (9)	Opinion and Consent of Counsel

Exhibit (10)	Other opinions, appraisals, rulings and consents: Consent of Registered Public Accounting Firm – Ernst & Young LLP